UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 1, 2005 (May 31, 2005)

HOLLIS-EDEN PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-24672	13-3697002
( State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4435 Eastgate Mall, Suite 400 San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 587-9333

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 8 – Other Events

Item 8.01 Other Events.

Issuance and Sale of Registered Securities and a warrant to purchase Registered Securities

On May 31, 2005, Hollis-Eden Pharmaceuticals, Inc. (the “Company”) entered into an engagement letter with Rodman & Renshaw, LLC (the “Engagement Letter”) relating to the proposed offering of the Company’s securities to one or more investors. A copy of the Engagement Letter is attached hereto as Exhibit 1.1.

In addition, on June 1, 2005, the Company and an institutional investor that was introduced to the Company by Rodman & Renshaw, LLC entered into a purchase agreement relating to (i) the issuance and sale of 1,333,333 shares (the “Offered Shares”) of the Company’s common stock, $0.01 par value (the “Common Stock”), at an offering price of $7.50 per share and (ii) the issuance of a four-year warrant to purchase up to an additional 266,667 shares of Common Stock (the “Warrant Shares”) at an exercise price of $10.00 per share (the “Warrant”). A copy of the form of Warrant issued by the Company is attached hereto as Exhibit 10.41.

The Offered Shares and the Warrant Shares issuable upon exercise of the Warrant are registered under the Securities Act of 1933, as amended (the “Act”), on the Company’s Registration Statement on Form S-3 (File No. 333-107318). The Company filed a base prospectus and a prospectus supplement relating to the issuance and sale of the Offered Shares and the Warrant Shares with the Securities and Exchange Commission on July 24, 2003 and June 1, 2005, respectively.

Press Release

The press release announcing the issuance and sale of the Offered Shares is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Legal Opinion

Attached as Exhibit 5.1 is the opinion of Cooley Godward LLP relating to the legality of the issue and sale of the Offered Shares and the issuance of the Warrant Shares upon exercise of the Warrant.

Section 9 – Financial Statements and Exhibits

Item 9.01 Exhibits.

(c) Exhibits.

1.1	Engagement Letter, dated May 31, 2005, by and between Hollis-Eden Pharmaceuticals, Inc. and Rodman & Renshaw, LLC.

5.1	Opinion of Cooley Godward LLP.

10.41	Form of Common Stock Purchase Warrant to be issued by the Company

23.1	Consent of Cooley Godward LLP (reference is made to Exhibit 5.1).

99.1	Press Release, dated June 1, 2005, entitled “Hollis-Eden Pharmaceuticals Announces $10.0 Million Financing.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated June 1, 2005

HOLLIS-EDEN PHARMACEUTICALS, INC.

By:	/s/ Eric J. Loumeau
Eric J. Loumeau
Its:	Vice President, General Counsel

EXHIBIT INDEX

Exhibit No. Description

1.1	Placement Agent Agreement, dated May 31, 2005, by and between Hollis-Eden Pharmaceuticals, Inc. and Rodman & Renshaw, LLC.

5.1	Opinion of Cooley Godward LLP.

10.41	Form of Common Stock Purchase Warrant to be issued by the Company

23.1	Consent of Cooley Godward LLP (reference is made to Exhibit 5.1).

99.1	Press Release, dated June 1, 2005, entitled “Press Release, dated June 1, 2005, entitled “Hollis-Eden Pharmaceuticals Announces $10.0 Million Financing.”